UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 7, 2023

(Date of earliest event reported)

U.S. Lighting Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-55689	46-3556776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1148 E 222nd Steet, Euclid, Ohio 44117

(Address of principal executive offices) (Zip Code)

216-896-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

US Lighting Group, Inc. (“USLG”) entered into a securities purchase agreement (the “SPA”) with 1800 Diagonal Lending LLC (“1800 Diagonal Lending”) and issued a promissory note in the original principal amount of $120,750 (the “note”) to 1800 Diagonal Lending pursuant to the SPA. The loan funded on November 7, 2023. USLG will use the proceeds of the loan for general working capital purposes.

USLG provided typical representations and agreed to standard covenants pursuant to the SPA. The SPA does not include any financial covenants.

The note has an original issuance discount of $15,750, bears a one-time interest charge of 12%, or $14,490 in total, and is due on August 15, 2024. USLG may prepay the note at any time without penalty. Under the terms of the note, USLG may not sell a significant portion of its assets without the approval of 1800 Diagonal Lending, must comply with the company’s reporting requirements under the Securities Exchange Act of 1934, and must maintain the listing of the company’s common stock on the OTC Market or other exchange. USLG’s failure to comply with any of these covenants, among other matters, would constitute an event of default. Upon an event of default, the note will bear interest at 22% and 1800 Diagonal Lending will be entitled to its costs of collection. Upon an event of default, 1800 Diagonal Lending may also convert the amount outstanding under the note into shares of USLG common stock at a conversion price equal to 61% of the lowest trading price of the stock during the ten trading days before the conversion date.

The SPA and note are filed as exhibits to this Current Report on Form 8-K. The descriptions above are qualified in their entirety by reference to the full text of these documents.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure included under Item 1.01 above is incorporated by reference to this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure included under Item 1.01 above is incorporated by reference to this Item 3.02. The issuance of the note to 1800 Diagonal Lending was exempt from registration under Section 4(a)(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1	Securities Purchase Agreement dated November 2, 2023 between US Lighting Group, Inc. and 1800 Diagonal Lending LLC
Exhibit 10.2	Promissory Note dated November 2, 2023 in the original principal amount of $120,750 issued by US Lighting Group, Inc. to 1800 Diagonal Lending LLC
Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US Lighting Group, Inc.

Dated November 8, 2023	/s/ Anthony R. Corpora
By Anthony R. Corpora
Chief Executive Officer

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